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                                                                    EXHIBIT 10.1

                         FOURTH AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

      This FOURTH AMENDMENT AND SUPPLEMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fourth Amendment") executed effective as of April 19, 2002 (the "Effective Date"), is by and among THE HOUSTON EXPLORATION COMPANY, a Delaware corporation ("Company"); JPMORGAN CHASE BANK, successor-in-interest to The Chase Manhattan Bank (formerly known as Chase Bank Of Texas, National Association), as agent (in such capacity, "Agent") for each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, "Lender" and collectively, "Lenders").

                                    RECITALS

      A. The Company, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 30, 1999 (said Amended and Restated Credit Agreement, as amended and supplemented three (3) times as of May 4, 1999, October 6, 1999 and December 31, 1999, the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and extend certain credit for the account of the Company.

      B. The Company, the Lenders and the Agent mutually desire to amend the Credit Agreement to extend the "Drawdown Termination Date" (as defined in the Credit Agreement) from March 1, 2003 to April 15, 2003.

      C. In view of the foregoing, the Company, the Agent and the Lenders hereby agree to amend the Credit Agreement in the particulars hereinafter provided.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

      Section 1. Certain Terms. All capitalized terms used in this Fourth Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

      Section 2. Amendments and Supplements to Credit Agreement. The Credit Agreement is hereby amended and supplemented as follows:

            2.1 Definitions.

                (a) The following terms defined in Section 1.02 of the Credit Agreement are hereby amended as follows:

                    (i) The term "Agreement" is hereby amended in its entirety to read as follows:

                        "Agreement" shall mean this Credit Agreement, as amended
                by the First Amendment, as further amended by the Second Amendment, as further amended by the Third Amendment, as further amended by the Fourth Amendment and as the same may be further amended or supplemented from time to time.

                    (ii) The term "Drawdown Termination Date" is hereby amended in its entirety to read as follows:

                                      -1-


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                        "Drawdown Termination Date" shall mean April 15, 2003,
                unless the Commitment shall be sooner terminated pursuant to
                Section 2.03(a) or Section 10.01, or unless extended pursuant to
                Section 2.01(c).

                (b) Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definition:

                        "Fourth Amendment" shall mean that certain Fourth
                Amendment to Amended and Restated Credit Agreement dated effective as of April 19, 2002, between the Company, the Agent and the Lenders.

      Section 3. Conditions. In addition to any and all other applicable conditions precedent contained in Article VI of the Credit Agreement, this Fourth Amendment shall become binding upon receipt by the Agent of the following documents, each of which shall be satisfactory to the Agent in form and substance:

                (a) Counterparts of this Fourth Amendment duly executed by the Company.

                (b) Such other documents as the Agent or its counsel may reasonably request.

      Section 4. Extent of Amendments. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

      Section 5. Reaffirmation. The Company hereby reaffirms that as of the date of this Fourth Amendment, the representations and warranties made by the Company in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Fourth Amendment.

      Section 6. Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

      Section 7. Counterparts. This Fourth Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

      Section 8. Final Agreement. THE CREDIT AGREEMENT, AS AMENDED HEREBY, THIS FOURTH AMENDMENT, THE NOTES AND THE SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.








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      IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the date first above written.


                                    COMPANY:

                                    THE HOUSTON EXPLORATION COMPANY

                                    By:    /s/ James F. Westmoreland
                                        ----------------------------------------
                                    Name:  James F. Westmoreland
                                    Title: Vice President, Secretary and
                                           Chief Accounting Officer

                                    LENDERS AND AGENTS:

                                    JPMORGAN CHASE BANK, successor-in-interest to The Chase Manhattan Bank (formerly known as Chase Bank of Texas, National Association), individually as a Lender and as Administrative Agent

                                    By:    /s/ Russell A. Johnson
                                        ----------------------------------------
                                    Name:  Russell A. Johnson
                                    Title: Vice President

                                    THE BANK OF NOVA SCOTIA, individually as a
                                    Lender and as Syndication Agent

                                    By:    /s/ Amanda Norsworthy
                                        ----------------------------------------
                                    Name:  Amanda Norsworthy
                                    Title: Senior Manager

                                    WACHOVIA BANK, NATIONAL ASSOCIATION
                                    (formerly known as First Union National
                                    Bank), Individually as a Lender and as
                                    Documentation Agent

                                    By:    /s/ Robert R. Wetteroff
                                        ----------------------------------------
                                    Name:  Robert R. Wetteroff
                                    Title: Senior Vice President

                                    PNC BANK NATIONAL ASSOCIATION, Individually as a Lender and as Managing Agent

                                    By:    /s/ Janis L. Tucker
                                        ----------------------------------------
                                    Name:  Janis L. Tucker
                                    Title: Vice President

                                    COMERICA BANK - TEXAS

                                    By:    /s/ Huma Vadgama
                                        ----------------------------------------
                                    Name:  Huma Vadgama
                                    Title: Assistant Vice President



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                            Restated Credit Agreement
                                Signature Page 1]
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                                    THE BANK OF NEW YORK

                                    By:    /s/ Peter W. Keller
                                        ----------------------------------------
                                    Name:  Peter W. Keller
                                    Title: Vice President

                                    NATEXIS BANQUE

                                    By:    /s/ Louis P. Laville, III
                                        ----------------------------------------
                                    Name:  Louis P. Laville, III
                                    Title: Vice President and Group Manager

                                    BANK ONE, N.A.

                                    By:    /s/ Moni D. Nejati
                                        ----------------------------------------
                                    Name:  Moni D. Nejati
                                    Title: Associate

                                    HIBERNIA NATIONAL BANK

                                    By:    /s/ David R. Reid
                                        ----------------------------------------
                                    Name:  David R. Reid
                                    Title: Senior Vice President









                        [Fourth Amendment to Amended and
                            Restated Credit Agreement
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